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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   January 27, 1997



                              KOLLMORGEN CORPORATION
             (Exact name of registrant as specified in its charter)


          New York                     1-5562               04-2151861
(State or other jurisdiction of      (Commission       (I.R.S. Employer
 incorporation or organization)      File Number)      Identification No.)


  1601 Trapelo Road, Waltham, Massachusetts                   02154
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:     (617) 890-5655



                                 None
     (Former name or former address, if changed since last report.)

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Item 5.     Other Events

            Attached hereto as Exhibit 99 is a statement describing certain risk factors relating to forward-looking statements that the Company and its representatives may make from time to time in its oral presentations, press releases, and other written documents, including but not limited to filings with the Securities and Exchange Commission.

Item 7.     Financial Statements and Exhibits

            (c) Exhibits -

                99  "Risk Factors"
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                                 SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 KOLLMORGEN CORPORATION



                                 By:   /s/  Robert J. Cobuzzi
                                 Robert J. Cobuzzi, Senior Vice President,
                                  Treasurer and Chief Financial Officer


Date:       January 27, 1997